                                                                EXHIBIT 10.12(e)

ATTENTION: COUNTY CLERK -- THIS INSTRUMENT COVERS GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE MORTGAGES ON REAL ESTATE ARE RECORDED. ADDITIONALLY, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED, NOT ONLY AS A MORTGAGE, BUT ALSO AS A GENERAL FINANCING STATEMENT AND ALSO AS A FINANCING STATEMENT COVERING GOODS THAT ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN (THAT IS, A FIXTURE FILING). THE MAILING ADDRESSES OF THE GRANTOR (DEBTOR) AND BENEFICIARY (SECURED PARTY) ARE SET FORTH IN THIS INSTRUMENT.

        MASTER DEED OF TRUST, SECURITY AGREEMENT AND FINANCING STATEMENT

       This MASTER DEED OF TRUST (herein referred to as the "Master Deed of Trust"); entered into as of the 17th day of December, 1996, by Newmark Homes, L.P., as Grantor, whose mailing address for notice hereunder is at 10435 Greenbough, Stafford, Texas 77477, to Roger L. Kern, Trustee, whose address is 14651 Dallas Parkway, Suite 400, Dallas, Texas 75240, for the benefit of the hereinafter described Beneficiary.

                              W I T N E S S E T H:

       It is anticipated that from time to time a Deed of Trust, Security Agreement and Financing Statement (each an "Individual Deed of Trust") shall be entered into for the benefit of the Beneficiary pursuant to which the Grantor named in such Individual Deed of Trust will BARGAIN, GRANT, SELL, ASSIGN, MORTGAGE, TRANSFER and CONVEY unto the Trustee named in such Individual Deed of Trust, and his successors and substitutes in trust thereunder, for the use and benefit of the Beneficiary, an interest in certain real and personal property described in each such Individual Deed of Trust.

       It is intended that each Individual Deed of Trust will incorporate by reference various provisions of this Master Deed of Trust, and it is intended that such provisions shall be effective in each Individual Deed of Trust as if set forth therein originally and in full. Any capitalized terms used in the language incorporated into each such Individual Deed of Trust shall have the meaning assigned such term in this Master Deed of Trust.

                                   ARTICLE I

                                  DEFINITIONS

       1.1 Definitions. The capitalized terms used herein, but not defined, shall have the meanings given to such terms in the Revolving Line of Credit Loan Agreement by and between First American Bank Texas, SSB and Newmark Homes, L.P., dated December 17, 1996. As used herein, the following terms shall have the following meanings:

              Beneficiary: FIRST AMERICAN BANK TEXAS, SSB, whose address for notice hereunder is 14651 Dallas Parkway, Suite 400, Dallas, Texas 75240,
Attention: Roger L. Kern, and the subsequent holder or holders, from time to time, of the Note.

               Borrower:  Shall have the same meaning as Grantor.

              Disposition: Any sale, lease (except as permitted under this Deed of Trust), exchange, assignment, conveyance, transfer, trade, or other disposition of all or any portion of the Mortgaged Property (or any interest therein) or all or any part of the beneficial ownership interest in Grantor (if Grantor is a corporation, partnership, general partnership, limited partnership, joint venture, trust, or other type of business association or legal entity).

              Event of Default:  Any happening or occurrence described in
Article VI hereof.

              Environmental Law: Any federal, state, or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under, or about the Mortgaged Property, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. Section 9601 et seq. ("RCRA"), the Texas Water Code ("TWC"), the Texas Solid Waste Disposal Act, Tex. Rev. Civ Stat. Ann. Art. 4477-7, and regulations, rules, guidelines, or standards promulgated pursuant to such laws, as such statutes, regulations, rules, guidelines, and standards are amended from time to time.

              Grantor: The individual or entity described as Grantor in the initial paragraph of this Deed of Trust and any successor in interest thereto.


              Guaranty (individually and/or collectively, as the context may require): That or those instruments of guaranty now or hereafter in effect from Guarantor to Beneficiary guaranteeing the repayment of all or any part of the Indebtedness or the satisfaction of, or continued compliance with, the Obligations, or both.

              Hazardous Substance: Hazardous Substance is any substance, product, waste, or other material which is or becomes listed, regulated, or addressed as





MASTER REVOLVING LINE OF CREDIT PROMISSORY NOTE  --  PAGE 1
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being a toxic, hazardous, polluting, or similarly harmful substance under any
Environmental Law, including without limitation: (i) any substance included within the definition of "hazardous waste" pursuant to Section 1004 of RCRA;
(ii) any substance included within the definition of "hazardous substance" pursuant to Section 101 of CERCLA; and (iii) any substance included within (a) the definition of "waste" pursuant to Section 26.342(9) of TWC or (b) the definition of "hazardous substance" pursuant to Section 30.003(b) of TWC or (c) the definition of "pollutant" pursuant to Section 26.001(13) of the TWC.

              Impositions: (i) All real estate and personal property taxes, charges, assessments, standby fees, excises, and levies and any interest, costs, or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied, or imposed upon the Mortgaged Property or the ownership, use, occupancy, or enjoyment thereof, or any portion thereof, or the sidewalks, streets, or alleyways adjacent thereto; (ii) any charges, fees, license payments, or other sums payable for or under any easement, license, or agreement maintained for the benefit of the Mortgaged Property, (iii) water, gas, sewer, electricity, and other utility charges and fees relating to the Mortgaged Property, and (iv) assessments and charges arising under any subdivision, condominium, planned unit development, or other declarations, restrictions, regimes, or agreements affecting the Mortgaged Property.

              Indebtedness: (i) The principal of, interest on, or other sums evidenced by the Master Note or the other Loan Documents; (ii) any other amounts, payments, or premiums payable under the Loan Documents; and (iii) any and all other indebtedness, obligations, and liabilities of any kind or character of the Grantor to Beneficiary, now or hereafter existing, absolute or contingent, due or not due, arising by operation of law or otherwise, or direct or indirect, primary or secondary, joint, several, joint and several, fixed or contingent, secured or unsecured by additional or different security or securities, including indebtedness, obligations, and liabilities to Beneficiary of the Grantor as a member of any partnership, joint venture, trust or other type of business association, or other group, and whether incurred by Grantor as principal, surety, endorser, guarantor, accommodation party or otherwise, it being contemplated by Grantor and Beneficiary that Grantor may hereafter become indebted to Beneficiary in further sum or sums.

              Legal Requirements: (i) Any and all present and future judicial decisions, statutes, rulings, rules, regulations, permits, certificates, or ordinances of any Governmental Authority in any way applicable to Grantor, any Guarantor or the Mortgaged Property, including, without limiting the generality of the foregoing, the ownership, use, occupancy, possession, operation, maintenance, alteration, repair, or reconstruction thereof, (ii) any and all covenants, conditions, and restrictions contained in any deeds, other forms of conveyance, or in any other instruments of any nature that relate in any way or are applicable to the Mortgaged Property or the ownership, use, or occupancy thereof, (iii) Grantor's or any Guarantor's presently or subsequently effective bylaws and articles of incorporation or partnership, limited partnership, joint venture, trust, or other form of business association agreement, and (iv) any and all leases and other contracts (written or oral) of any nature that relate in any way to the Mortgaged Property and to which Grantor or any Guarantor may be bound, including, without limiting the generality of the foregoing, any lease or other contract pursuant to which Grantor is granted a possessory interest in and to the Land and/or the Improvements.

              Lender:  Shall have the same meaning as Beneficiary.

              Loan Agreement: The Revolving Line of Credit Loan Agreement of even date herewith by and between Grantor, as borrower, and Beneficiary, as lender, governing the loan evidenced by the Master Note and secured, inter alia, by this Deed of Trust and each Individual Deed of Trust;

              Release: "Release," "removal," "environment," and "disposal" shall have the meanings given such terms in CERCLA, and the term "disposal" shall also have the meaning given it in RCRA; provided that in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment, and provided further that to the extent the laws of the state of Texas establish a meaning for "release," "removal," "environment," or "disposal" which is broader than that specified in either CERCLA and RCRA, such broader meaning shall apply.

              Remedial Work: Any investigation, site monitoring, containment, cleanup, removal, restoration, or other work of any kind or nature reasonably necessary under any applicable Environmental Law in connection with the current or future presence, suspected presence, release, or suspected release of a Hazardous Substance in or into the air, soil, ground water, surface water, or soil vapor at, on, under, or within the Mortgaged Property, or any part thereof.

              Rents: All of the rents, revenues, income, proceeds, profits, security and other types of deposits (after Grantor acquires title thereto), and





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
other benefits paid or payable by parties to a contract and/or lease, other than Grantor, for using, leasing, licensing, possessing, operating from, residing in, selling, or otherwise enjoying all or any portion of the Mortgaged Property.

              Subordinate Mortgage: any mortgage, deed of trust, pledge, lien (statutory, constitutional, or contractual) , security interest, encumbrance or charge, or conditional sale or other title retention agreement, covering all or any portion of the Mortgaged Property executed and delivered by Grantor. the lien of which is subordinate and inferior to the lien of this Deed of Trust.

              Trustee: The individual described as Trustee in the initial paragraph of this Deed of Trust.

       1.2 Additional Definitions. As used herein, the following terms shall have the following meanings:

              (a) "Hereof", "hereby", "hereto", "Hereunder", "herewith", and similar terms mean of, by, to, under and with respect to, this Deed of Trust or to the other documents or matters being referenced.

              (b) "Heretofore" means before, "hereafter" means after, and "herewith" means concurrently with, the date of this Deed of Trust.

              (c) All pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require.

              (d)    All terms used herein, whether or not defined in Section
       1.1 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

                                   ARTICLE II

                                     GRANT

       2.1 Grant. To secure the full and timely payment of the Indebtedness and the Line and the full and timely performance and discharge of the Obligations, Grantor has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Trustee, in trust, the Mortgaged Property, subject, however, to the Permitted Exceptions, TO HAVE AND TO HOLD the Mortgaged Property unto Trustee, forever, and Grantor does hereby bind itself, its successors, and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Trustee against every person whomsoever lawfully claiming or to claim the same or any part thereof; provided, however that if Grantor shall pay (or cause to be paid) the Indebtedness as and when the same shall become due and payable and shall fully perform and discharge (or cause to be fully performed and discharged) the Obligations on or before the date same are to be performed and discharged, then the liens, security interests, estates, and rights granted by the Loan Documents shall terminate, in accordance with the provisions hereof. Otherwise same shall remain in full force and effect. A certificate or other written statement executed on behalf of Trustee or Beneficiary confirming that the Indebtedness has not been fully paid or the obligations have not been fully performed or discharged shall be sufficient evidence thereof for the purpose of reliance by third parties on such fact.

                                  ARTICLE III

                         WARRANTIES AND REPRESENTATIONS

       Grantor hereby unconditionally warrants and represents to Beneficiary, as of the date hereof and at all times during the term of this Deed of Trust, as follows:

       3.1 Organization and Power. If Grantor or any Constituent Party is a corporation, general partnership, limited partnership, joint venture, trust, or other type of business association, as the case may be, Grantor and any Constituent Party, if any, (a) is either a corporation duly incorporated with a legal status separate from its affiliates, or a partnership or trust, joint venture or other type of business association duly organized, validly existing, and in good standing under the laws of the state of its formation or existence, and has complied with all conditions prerequisite to its doing business in the state in which the Mortgaged Property is located, and (b) has all requisite power and all governmental certificates of authority, licenses, all requisite power and all governmental certificates of authority, licenses, permits, qualifications, and documentation to own, lease, and operate its properties and to carry on its business as now being, and as proposed to be, conducted.

       3.2 Mailing Address. Grantor's mailing address, as set forth in the opening paragraph hereof or as changed pursuant to the provisions hereof, is true and correct.





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
       3.3 No Reliance by Beneficiary. Grantor is experienced in the ownership and operation of properties similar to the Mortgaged Property, and Grantor and Beneficiary have and are relying solely upon Grantor's expertise and business plan in connection with the ownership and operation of the Mortgaged Property. Grantor is not relying on Beneficiary's expertise or business acumen in connection with the Mortgaged Property.

       3.4    Environmental and Hazardous Substances.

              To the beat of Grantor's knowledge:

              (a) The Mortgaged Property and the operations conducted thereon do not violate any applicable law, statute, ordinance, rule, regulation, order, or determination of any Governmental Authority or any restrictive covenant or deed restriction (recorded or otherwise), including without limitation all applicable zoning ordinances and building codes, flood disaster laws and Environmental Laws.

              (b) Without limitation of Section 3.4 (a) immediately preceding, the Mortgaged Property and operations conducted thereon by the current owner or operator of such Mortgaged Property, are not in violation of or subject to any existing, pending, or threatened action, suit, investigation, inquiry, or proceeding by any governmental or nongovernmental entity or person or to any remedial obligations under any Environmental Law.

              (c) All notices, permits, licenses, or similar authorizations, if any, required to be obtained or filed in connection with the ownership, operation, or use of the Mortgaged Property, including, without limitation, the past or present generation, treatment, storage, disposal, or release of a Hazardous Substance (as hereinafter defined) into the environment, have been duly obtained or filed.

              (d)    The Mortgaged Property does not contain any Hazardous
       Substance.

              (e) Grantor has taken all steps necessary to determine and has determined that no Hazardous Substances have been generated, treated, placed, held, located, or otherwise released on, under or from the Mortgaged Property.

              (f) Grantor has not undertaken, permitted, authorized, or suffered and will not undertake, permit, authorize, or suffer the presence, use, manufacture, handling, generation, transportation, storage, treatment, discharge, release, burial, or disposal on, under or from the Mortgaged Property of any Hazardous Substance or the transportation to or from the Mortgaged Property of any Hazardous Substance.

              (g) There is no pending or threatened litigation. proceedings, or investigations before or by any administrative agency in which any person or entity alleges or is investigating any alleged presence, release, threat of release, placement on, under or from the Mortgaged Property, or the manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, under, from or about the Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous Substance.

              (h) Grantor has not received any notice, and has no actual or constructive knowledge, that any Governmental Authority or any employee or agent hereof has determined, or threatens to determine, or is investigating any allegation that there is a presence, release, threat of release, placement on, under or from the Mortgaged Property, or the use, manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, under, from or about the Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous substance.

              (i) There have been no communications or agreements with any Governmental Authority thereof or any private entity, including, but not limited to, any prior owners or operators of the Mortgaged Property, relating in any way to the presence, release, threat of release, placement on or under the Mortgaged Property, or the use, manufacture, handling, generation, transportation, storage, treatment, discharge, burial, or disposal on, under or about the Mortgaged Property, or the transportation to or from the Mortgaged Property, of any Hazardous Substance.

              (j) Neither Grantor nor, to the best knowledge of Grantor, any other person, including, but not limited, to any predecessor owner, tenant, licensee, occupant, user, or operator of all or any portion of the Mortgaged Property, has ever caused, permitted, authorized or suffered, and Grantor will not cause, permit, authorize, or suffer, any Hazardous Substance to be placed, held, located, or disposed of, on or under any other real property, all or any portion of which is legally or beneficially owned (or any interest or estate therein which is owned) by





Deed of Trust  --  Page 4                                    Newmark Homes, L.P.

       Grantor in any jurisdiction now or hereafter having in effect a so-called "superlien" law or ordinance or any part thereof, the effect of which law or ordinance would be to create a lien on the Mortgaged Property to secure any obligation in connection with the "superlien" law of such other jurisdiction.

              (k) Grantor has been issued all required federal, state, and local licenses, certificates, or permits relating to, and Grantor and its facilities, business assets, property, leaseholds, and equipment are in compliance in all respects with all applicable federal, state, and local laws, rules, and regulations relating to, air emissions, water discharge, noise emissions, solid or liquid waste disposal, hazardous waste or materials, or other environmental, health, or safety matters.


                                   ARTICLE IV

                             AFFIRMATIVE COVENANTS

       Grantor hereby unconditionally covenants and agrees with Beneficiary, until the entire Indebtedness shall have been paid in full and all of the obligations shall have been fully performed and discharged as follows:

       4.1 Compliance with Legal Requirements. Grantor will promptly and faithfully comply with, conform to, and obey all Legal Requirements, whether the same shall necessitate structural changes in, improvements to, or interfere with the use or enjoyment of, the Mortgaged Property.

       4.2 Payment of Impositions: Grantor will duly pay and discharge, or cause to be paid and discharged, the Impositions not later than the earlier to occur of (i) the due date thereof, (ii) the day any fine, penalty, interest, or cost may be added thereto or imposed, or (iii) the day any lien may be filed for the nonpayment thereof (if such day is used to determine the due date of the respective item), and Grantor shall deliver to Beneficiary a written receipt evidencing the payment of each Imposition.

       4.3 Repair: Grantor will keep the Mortgaged Property in first-class order and condition and will make all repairs, replacements, renewals, additions, betterments, improvements, and alterations thereof and thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, which are necessary or reasonably appropriate to keep same in such order and condition. Grantor will prevent any act, occurrence, or neglect which might impair the value or usefulness of the Mortgaged Property for its intended usage. In instances where repairs, replacements, renewals, additions, betterments, improvements, or alterations are required in and to the Mortgaged Property on an emergency basis to prevent loss, damage, waste, or destruction thereof, Grantor shall proceed to repair, replace, add to, better, improve, or alter same, or cause same to be repaired, replaced, added to, bettered, improved, or altered, notwithstanding anything to the contrary contained in Section 5.2 hereof; provided, however, that in instances where such emergency measures are to be taken, Grantor will notify Beneficiary in writing of the commencement of same and the measures to be taken, and, when same are completed, the completion date and the measures actually taken.

       4.4 Insurance. Grantor will obtain and maintain insurance upon and relating to the Mortgaged Property with such insurers, in much amounts and covering such risks as shall be satisfactory to Beneficiary, from time to time, including but not limited to: (i) owner's and contractors' policies of comprehensive general public liability insurance (including automobile coverage); (ii) hazard insurance against all risks of loss, including collapse, in an amount not less than the full replacement cost of all Improvements, including the cost of debris removal, with annual agreed amount endorsement and sufficient at all times to prevent Grantor from becoming a coinsurer; (iii) if the Mortgaged Property is in a "Flood Hazard Area," a flood insurance policy, or binder therefore, in an amount equal to the principal amount of the note or the maximum amount available under the Flood Disaster Protection Act of 1973, and regulations issued pursuant thereto, as amended from time to time, whichever is less, in form complying with the "insurance purchase requirement" of that act; and (iv) such other insurance, if any, as Beneficiary may require from time to time. Each insurance policy issued in connection herewith shall provide by way of endorsements, riders or otherwise that (a) with respect to liability insurance, it shall name Beneficiary as an additional insured, with respect to the other insurance, it shall be payable to Beneficiary as a mortgagee and not as a coinsured, and with respect to all policies of insurance carried by each Lessee for the benefit of the Grantor, it shall be payable to Beneficiary as Beneficiary's interest may appear; (b) the coverage of Beneficiary shall not be terminated, reduced, or affected in any manner regardless of any breach or violation by Grantor of any warranties, declarations, or conditions in such policy; (c) no such insurance policy shall be canceled, endorsed, altered, or reissued to effect a change in coverage for any reason and to any extent whatsoever unless such insurer shall have first given Beneficiary thirty (30) days' prior written notice thereof; and (d) Beneficiary may, but shall not be obligated to, make premium payments to prevent any cancellations, endorsement, alteration, or reissuance, and such payments shall be accepted by the insurer to





Deed of Trust  --  Page 5                                    Newmark Homes, L.P.

prevent same. Beneficiary shall be furnished with the original of each such initial policy coincident with the execution of the Individual Deed of Trust listing the relevant portion of the Mortgaged Property on Exhibit "A" thereof, and the original of each renewal policy not less than ten (10) days' prior to the expiration of the initial, or each immediately preceding renewal policy, together with receipts or other evidence that the premiums thereon have been paid for a period acceptable to the Beneficiary. Grantor shall furnish to Beneficiary, as requested by Beneficiary, a statement certified by Grantor or a duly authorized officer of Grantor of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance.

       4.5 Hold Harmless. Grantor will defend, at its own cost and expense, and hold Trustee and Beneficiary harmless from, any action, proceeding, or claim affecting the Mortgaged Property or the Loan Documents arising out of Grantor's actions, and all costs and expenses incurred by Beneficiary in protecting its interests hereunder in such an event (including all court costs and reasonable attorney's fees incurred on an hourly basis, not to exceed ten percent (10%) of the principal and interest outstanding under the Line) shall be borne by Grantor. If Grantor is a partnership or joint venture, each partner or venturer of Grantor jointly and severally agrees that in the event any dispute whatsoever arises among any or all of the partners or venturers, each partner or venturer will indemnify Trustee and Beneficiary and any corporation controlling, controlled by, or under common control with either Trustee or Beneficiary, and any shareholder, officer, director, employee and agent of either Trustee or Beneficiary or any such corporation, and will hold Trustee and Beneficiary and any such corporation and any such shareholder, officer, director, employee and agent of such corporation or Beneficiary, harmless from and against all expenses, including without limiting the generality of the foregoing, all legal fees, damages, and other liabilities of any type whatsoever (including but not limited to, any liabilities arising out of demands by any of the partners for undisbursed loan funds) suffered or incurred as a result of or in connection with any such dispute. This indemnity provision shall survive repayment of the Indebtedness, shall be binding upon the respective heirs, legal representatives, successors, and assigns of Grantor, and if Grantor is a partnership or joint venture, each partner or venturer of Grantor, and shall inure to the benefit of Trustee and Beneficiary, their successors, and assigns, any corporation controlling, controlled by, or under common control with either Trustee or Beneficiary and the corporation's shareholder, directors, officers, employees and agents.

       4.6 Further Assurances and Corrections. From time to time, at the request of Beneficiary, Grantor will (i) promptly correct any defect, error, or omission which may be discovered in the contents of this Deed of Trust or in any other Loan Document or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver, record and/or file such further instruments (including, without limitation, further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and perform such further acts and provide such further assurances as may be necessary, desirable, or proper, in Beneficiary's opinion, to carry out more effectively the purposes of this Deed of Trust and the Loan Documents and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Mortgaged Property; (iii) execute, acknowledge, deliver, procure, file, and/or record any document or instrument (including without limitation, any financing statement) deemed advisable by Beneficiary to protect the liens and the security interests herein granted against the rights or interests of third persons; and (iv) pay all costs connected with any of the foregoing.

       4.7 Tax on Deed of Trust. At any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Deed of Trust, or upon any rights, titles, liens, or security interests created hereby, or upon the Indebtedness or any part thereof, Grantor will immediately pay all such taxes, provided that if such law as enacted makes it unlawful for Grantor to pay such tax, Grantor shall not pay nor be obligated to pay such tax. Nevertheless, if a law is enacted making it unlawful for Grantor to pay such taxes, then Grantor must prepay the Indebtedness in full within sixty (60) days after demand therefor by Beneficiary.

       4.8 Address: Grantor shall give written notice to Beneficiary and Trustee of any change of address of Grantor at least five (5) days prior to the effective date of such change of address. Absent such official written notice of a change in address for Grantor, then Beneficiary and Trustee shall be entitled for all purposes under the Loan Documents to rely upon Grantor's address as set forth in the initial paragraph of this Deed of Trust, as same my have been theretofore changed in accordance with the provisions hereof.

       4.9    Environment and Hazardous Substances:  Grantor will:

              (a) not use, generate, manufacture, produce, store, release, discharge, treat, or dispose of on, under from or about the Mortgaged Property or transport to or from the Mortgaged





Deed of Trust  --  Page 6                                    Newmark Homes, L.P.

       Property any Hazardous Substance or allow any other person or entity to do so;

              (b) keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any Environmental Law;

              (c) establish and maintain, at Grantor's sole expense, a system to assure and monitor continued compliance with Environmental Laws and the exclusion of Hazardous Substances from the Mortgaged Property, by any and all owners or operators of the Mortgaged Property;

              (d) give prompt written notices to Beneficiary of: (i) any proceeding or inquiry by any governmental or nongovernmental entity or person with respect to the presence of any Hazardous Substance on, under, from or about the Mortgaged Property, the migration thereof from or to other property, the disposal, storage, or treatment of any Hazardous Substance generated or used on, under or about the Mortgaged Property, (ii) all claims made or threatened by any third party against Grantor or the Mortgaged Property or any other owner or operator of the Mortgaged Property relating to any loss or injury resulting from any Hazardous Substance, and (iii) Grantor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property or any part thereof to be subject to any investigation or cleanup of the Mortgaged Property pursuant to any Environmental Law;

              (e) permit Beneficiary to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Law or Hazardous Substance, and Grantor shall pay all reasonable attorneys' fees incurred on an hourly basis, not to exceed ten percent (10%) of the principal and interest outstanding under the Line incurred by Beneficiary in connection therewith;

              (f) protect, indemnify, and hold harmless Trustee and Beneficiary, their parents, subsidiaries, directors, officers, employees, representatives, agents, successors, and assigns from and against any and all loss, damage, costs, expense, action, causes of action, or liability (including reasonable attorneys' fees incurred on an hourly basis, not to exceed ten percent (10%) of the principal and interest outstanding under the Line and costs) directly or indirectly arising from or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a Hazardous Substance on, under the Mortgaged Property, whether known or unknown at the time of the execution hereof, including without limitation (i) all foreseeable consequential damages of any such use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence, and (ii) the costs of any required or necessary environmental investigation or monitoring, any repair, cleanup, or detoxification of the Mortgaged Property, and the preparation and implementation of any closure, remedial, or other required plans. This covenant and the indemnity contained herein shall survive the release of the lien of this Deed of Trust, or the extinguishment of the lien by foreclosure or action in lieu thereof; and

              (g) in the event that any Remedial Work is reasonably necessary or Grantor shall commence and thereafter diligently prosecute to completion all such Remedial Work within thirty (30) days after written demand by Beneficiary for performance thereof (or such shorter period of time as may be required under any Legal Requirement). All Remedial Work shall be performed by contractors approved in advance by Beneficiary, and under the supervision of a consulting engineer approved by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Grantor including, without limitation, Beneficiary's reasonable attorneys' fees incurred on an hourly basis, not to exceed ten percent (10%) of the principal and interest outstanding under the Line and costs incurred in connection with monitoring or review of such Remedial Work. In the event Grantor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Indebtedness.

                                   ARTICLE V

                               NEGATIVE COVENANTS

       Grantor hereby unconditionally covenants and agrees with Beneficiary until the entire Indebtedness shall have been paid in full and all of the obligations shall have been fully performed and discharged as follows:





Deed of Trust  --  Page 7                                    Newmark Homes, L.P.

       5.1 Use Violations. Grantor will not use, maintain, operate, or occupy, or allow the use, maintenance, operation, or occupancy of, the Mortgaged Property in any manner which (a) violates any Legal Requirement, (b) may be dangerous unless safeguarded as required by law and/or appropriate insurance, (c) constitutes a public or private nuisance, or (d) makes void, voidable, or cancelable, or increases the premium of, any insurance then in force with respect thereto.

       5.2 Waste; Alterations. Grantor will not commit or permit any waste or impairment of the Mortgaged Property and will not (subject to the provisions of Sections 4.1 and 4.3 hereof), without the prior written consent of Beneficiary, make or permit to be made any alterations or additions to the Mortgaged Property of a material nature that are inconsistent with the provisions of the Loan Documents.

       5.3    Replacement of Fixtures and Personalty.   Grantor will not,
without the prior written consent of Beneficiary, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements unless the removed item in removed temporarily for maintenance and repair or, if removed permanently, is replaced by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest, except as may be approved in writing by Beneficiary.

       5.4 Change in Zoning. Grantor will not seek or acquiesce in a zoning reclassification of all or any portion of the Mortgaged Property or grant or consent to any easement, dedication, plat, or restriction (or allow any easement to become enforceable by prescription), or any amendment or modification thereof, covering all or any portion of the Mortgaged Property, without Beneficiary's prior written consent.

       5.5 No Drilling. Grantor will not, without the prior written consent of Beneficiary, permit any drilling or exploration for or extraction, removal, or production of, any Minerals from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof.

       5.6 No Disposition. Grantor will not make a Disposition without obtaining Beneficiary's prior written consent to the Disposition, except in the ordinary course of selling Houses.

       5.7 No Subordinate Mortgages. Grantor will not create, place, or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain any Subordinate Mortgage regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Loan Documents with respect to the Mortgaged Property, other than the Permitted Exceptions and UCC Financing Statements covering the fixtures to be included in each House.

                                   ARTICLE VI

                               EVENTS OF DEFAULT

       The term "Event of Default", as used herein and in the Loan Documents, shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

       6.1 Payment of Indebtedness. If Grantor shall fail, refuse, or neglect to pay, in full, any installment or portion of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof stipulated in the Loan Documents, upon acceleration or otherwise and such failure, refusal or neglect continues for a period of ten (10) days after delivery to Borrower of written notice from Lender of such failure, refusal or neglect.

       6.2 Performance of Obligations. If Grantor shall fail, refuse or neglect or cause the failure, refusal, or neglect to comply with, perform and discharge fully and timely any of the Obligations as and when called for, other than repayment of the Indebtedness and such failure, refusal or neglect continues for a period of 30 days after delivery to Borrower of written notice from Lender of such failure, refusal or neglect.

       6.3 False Representation. If any representation, warranty, terms, covenants, conditions or statements made by Grantor, any Guarantor, or Constituent Party in, under, or pursuant to the Loan Documents or any Residential Draw Request (as defined in the Loan Agreement) or any affidavit or other instrument executed or delivered with respect to the Loan Documents or the Indebtedness is determined by Beneficiary to be false or misleading in any material respect as of the date hereof or thereof or shall become so at any time prior to the repayment in full of the Indebtedness.

       6.4 Default Under other Lien Documents. If Grantor shall default or commit an Event of Default under and pursuant to any other mortgage or security agreement which covers or affects any part of the Mortgaged Property, including any Individual Deed of Trust, or if any event or condition shall occur which gives rise to a right in Beneficiary to accelerate the Line or any Loan or





Deed of Trust  --  Page 8                                    Newmark Homes, L.P.

exercise any remedy as a consequence of a default under this Deed of Trust, any individual Deed of Trust (as defined in the Loan Agreement) or any other of the Loan Documents, or the occurrence of an Event of Default as defined in any of the other Loan Documents.

       6.5 Insolvency; Bankruptcy. If Grantor, any Guarantor, or any Constituent Party, as applicable (i) shall execute an assignment for the benefit of creditors or an admission in writing by Grantor or any Guarantor of Grantor's inability to pay, or Grantor's failure to pay, debts generally as the debts become due; or (ii) shall allow the levy against the Mortgaged Property or any part thereof, of any execution, attachment, sequestration or other writ which is not vacated within thirty days after the levy; or (iii) shall allow the appointment of a receiver, liquidator, trustee or custodian of Grantor, any Guarantor, or any Constituent Party or of the Mortgaged Property or any part thereof, which receiver, liquidator, trustee or custodian is not discharged within sixty days after the appointment; or (iv) files as a debtor a petition, case, proceeding or other action pursuant to, or voluntarily seeks of the benefit or benefits of any Debtor Relief Law, or takes any action in furtherance thereof; or (v) files either a petition, complaint, answer or other instrument which seeks to effect a suspension of, or which has the effect of suspending any of the rights or powers of Beneficiary or Trustee granted in the Note, herein or in any Loan Document; or (vi) allows the filing of a petition, case, proceeding or other action against Grantor, any Guarantor, or any Constituent Party as a debtor under any Debtor Relief Law or seeks appointment of a receiver, trustee, custodian or liquidator of Grantor, any Guarantor, or any Constituent Party or of the Mortgaged Property, or any part thereof, or of any significant portion of Grantor's, any Guarantors, or any Constituent Party's other property; and (a) Grantor, any Guarantor, or any Constituent Party admits, acquiesces in or fails to contest diligently the material allegations thereof, or (b) the petition, case, proceeding or other action results in the entry of an order for relief or order granting the relief sought against Grantor, any Guarantor, or any Constituent Party, or (c) the petition, case, proceeding or other action is not permanently dismissed or discharged on or before the earlier of trial thereon or thirty days next following the date of filing.

       6.6 Dissolution; Death. If Grantor, any Constituent Party, or any Guarantor, shall die, become totally and permanently disabled, dissolve, terminate or liquidate, or merge with or be consolidated into any other entity, or if Grantor or any of its partners, officers, or directors, as applicable, shall cause, institute or fail to contest any proceeding for the dissolution or termination of Grantor, or if Grantor ceases to do business or terminates its business as presently conducted for any reason whatsoever.

       6.7 No Further Encumbrances. If Grantor creates, places, or permits to be created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain during construction or upon completion of the Improvements, any Subordinate Mortgage lien or encumbrance not approved by Beneficiary, regardless of whether such Subordinate Mortgage lien or encumbrance is expressly subordinate to the liens or security interests of the Loan Documents, with respect to the Mortgaged Property, other than the Permitted Exceptions, or if a deficiency tax assessment be made or tax lien filed against Grantor or the Property.

       6.8 Disposition of Mortgaged Property and Beneficial Interest in Grantor. If Grantor makes a Disposition, except in the ordinary course of selling Houses, without the prior written consent of Beneficiary.

       6.9 Condemnation. If any condemnation, eminent domain or other taking proceeding is instituted or threatened which would, in Beneficiary's sole judgment, materially impair the use and enjoyment of the Mortgaged Property for its intended purposes.

       6.10 Destruction of Improvements. If the Mortgaged Property is demolished, destroyed, or substantially damaged so that, in Beneficiary's judgment, it cannot be restored or rebuilt with available funds to the condition existing immediately prior to such demolition, destruction, or damage within a reasonable period of time.

       6.11 Material Adverse Change. If Beneficiary, in good faith, reasonably determines that any event shall have occurred that will have a Material Adverse Effect. This subparagraph shall be subject to the requirement that Beneficiary give notice to Grantor of the Material Adverse Effect, and Grantor shall then have thirty (30) days to cure such Material Adverse Effect.

       6.12 Abandonment. If Grantor abandons all or any portion of the Mortgaged Property.

       6.13 Loan Documents. The occurrence of an Event of Default as defined in any of the other Loan Documents.





Deed of Trust  --  Page 9                                    Newmark Homes, L.P.

                                  ARTICLE VII

                                    REMEDIES

       7.1 Beneficiary's Remedies Upon Default. Upon the occurrence of an Event of Default which has not been cured or any event or circumstance which, with the lapse of time, or the giving of notice, or both, would constitute an Event of Default, Beneficiary may, at Beneficiary's option, and by or through Trustee, by Beneficiary itself or otherwise, do any one or more of the following:

              (a) Right to Perform Grantor's Covenants. If Grantor has failed to keep or perform any covenant whatsoever contained in this Deed of Trust or the other Loan Documents, Beneficiary may, but shall not be obligated to any person to do so, perform or attempt to perform said covenant, and any payment made or expense incurred in the performance or attempted performance of any such covenant shall be deemed advanced to or for the account of Grantor and secured by this Deed of Trust and any of the other Loan Documents, as applicable and become a part of the Indebtedness, and Grantor promises, upon demand, to pay to Beneficiary, at the place where the Note is payable, all sums so advanced or paid by Beneficiary, with interest from the date when paid or incurred by Beneficiary at the Default Rate. No such payment by Beneficiary shall constitute a waiver of any Event of Default. In addition to the liens and security interests hereof, Beneficiary shall be subrogated to all rights, titles, liens, and security interests securing the payment of any debt, claim, tax, or assessment for the payment of which Beneficiary may make an advance, or which Beneficiary may pay. Grantor hereby constitutes and appoints Beneficiary its true and lawful attorney-in-fact with full power of substitution to complete the Improvements in the name of Grantor and hereby empowers Beneficiary to use any funds of Grantor, including any balance which may be held in escrow and any funds which may remain unadvanced for the purpose of completing the Improvements on Property, to make such additions and changes and corrections in the contract documents which may be necessary or desirable to complete the Improvements on the Mortgaged Property, to employ such contractors, subcontractors, and agents, architects, and inspectors as shall be required for such purposes, to pay, settle or compromise existing bills and claims which may be liens against the Property, to execute all applications and certifications in the name of Grantor which may be required by any of the contract documents, and to do any and every act which Grantor might do in Grantor's own behalf. It is further understood and agreed that this power of attorney shall be deemed to be a power coupled with an interest, given as security and is irrevocable. Grantor hereby assigns and quitclaims to Beneficiary all sums unadvanced hereunder for the completion of the Improvements, such assignment to become effective only in case of the occurrence of an Event of Default.

              (b) Right of Entry. Beneficiary may, prior or subsequent to the institution of any foreclosure proceedings, enter upon the Mortgaged Property, or any part thereof, and take exclusive possession of the Mortgaged Property and of all books, records, and accounts relating thereto and exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection, or preservation of the Mortgaged Property, including without limitation the right to rent the same for the account of Grantor and to deduct from such Rents all costs, expenses, and liabilities of every character incurred by the Beneficiary in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property and to apply the remainder of such Rents on the Indebtedness in such manner as Beneficiary may elect. All such costs, expenses, and liabilities incurred by the Beneficiary in collecting such Rents and in managing, operating, maintaining, protecting, or preserving the Mortgaged Property, if not paid out of Rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at the Default Rate, all of which shall constitute a portion of the Indebtedness. If necessary to obtain the possession provided for above, the Beneficiary may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title, and restitution. In connection with any action taken by the Beneficiary pursuant to this subsection, the Beneficiary shall not be liable for any loss sustained by Grantor resulting from any failure to let the Mortgaged Property, or any part thereof, or from any other act or omission of the Beneficiary in managing the Mortgaged Property unless such loss is caused by the willful misconduct of the Beneficiary, nor shall the Beneficiary be obligated to perform or discharge any obligation, duty, or liability under any Lease or under or by reason hereof or the exercise of rights or remedies hereunder. Grantor shall and does hereby agree to indemnify the Beneficiary for, and to hold the Beneficiary harmless from, any and all liability, loss, or damages, which may or might be incurred by the Beneficiary under any such Lease or under or by reason hereof or the exercise of rights or remedies hereunder, and from any and all claims and demands whatsoever which may be asserted against the Beneficiary by reason of any alleged obligations or undertakings on its part to perform





Deed of Trust  --  Page 10                                   Newmark Homes, L.P.

       or discharge any of the terms, covenants, or agreements contained in any such Lease. Should the Beneficiary incur any such liability, the amount thereof, including without limitation costs, expenses, and reasonable attorneys' fees, together with interest thereon from the date of expenditure until paid at the Default Rate, shall be secured hereby, and Grantor shall reimburse the Beneficiary therefor immediately upon demand. Nothing in this subsection shall impose any duty, obligation, or responsibility upon the Beneficiary for the control, care, management, leasing, or repair of the Mortgaged Property, nor for the carrying out of any of the terms and conditions of any such Lease; nor shall it operate to make the Beneficiary responsible or liable for any waste committed on the Mortgaged Property by the tenants or by any other parties, or for any Hazardous Substance on or under the Mortgaged Property, or for any dangerous or defective condition of the Mortgaged Property or for any negligence in the management, leasing, upkeep, repair, or control of the Mortgaged Property resulting in loss or injury or death to any tenant, licensee, employee, or stranger. Grantor hereby assents to, ratifies, and confirms any and all actions of the Beneficiary with respect to the Mortgaged Property taken under this subsection.

              The remedies in this subsection are in addition to other remedies available to the Beneficiary and the exercise of the remedies in this subsection shall not be deemed to be an election of nonjudicial or judicial remedies otherwise available to the Beneficiary. The remedies in this Article VII are available under and governed by the real property laws of Texas and are not governed by the personal property laws of Texas, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section
       9.504 of the Code. No action by Beneficiary, taken pursuant to this subsection, shall be deemed to be an election to dispose of personal property under Section 9.505 of the Code. Any receipt of consideration received by Beneficiary pursuant to this subsection shall be immediately credited against the Indebtedness (in the inverse order of maturity) and the value of said consideration shall be treated like any other payment against the Indebtedness.

              (c) Right to Accelerate. Upon the occurrence of an Event of Default as defined herein and in the Loan Agreement, Beneficiary may, without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action, all of which are hereby waived by Grantor and all other parties obligated in any manner whatsoever on the Indebtedness, declare the entire unpaid balance of the Indebtedness immediately due and payable, and upon such declaration, the entire unpaid balance of the Indebtedness shall be immediately due and payable. The failure to exercise any remedy available to the Beneficiary shall not be deemed to be a waiver of any rights or remedies of the Beneficiary under the Loan Documents, at law or in equity.

              (d) Foreclosure-Power of Sale. Beneficiary may request Trustee to proceed with foreclosure under the power of sale which is hereby conferred, such foreclosure to be accomplished in accordance with the following provisions:

                     (i) Public Sale. Trustee is hereby authorized and empowered, and it shall be Trustee's special duty, upon such request of Beneficiary, to sell the Mortgaged Property, or any part thereof, at public auction to the highest bidder for cash, with or without having taken possession of same. Any such sale (including notice thereof) shall comply with the applicable requirements, at the time of the sale, of Section 51.002 of the Texas Property Code or, if and to the extent such statute is not then in force, with the applicable requirements, at the time of the sale, of the successor statute or statutes, if any, governing sales of Texas real property under powers of sale conferred by deeds of trust. If there is no statute in force at the time of the sale governing sales of Texas real property under powers of sale conferred by deeds of trust, such sale shall comply with applicable law, at the time of the sale, governing sales of Texas real property under powers of sale conferred by deeds of trust.


                     (ii) Right to Require Proof of Financial Ability and/or Cash Bid. At any time during the bidding, the Trustee may require a bidding party (A) to disclose its full name, state and city of residence, occupation, and specific business office location, and the name and address of the principal the bidding party is representing (if applicable), and (B) to demonstrate reasonable evidence of the bidding party's financial ability (or, if applicable, the financial ability of the principal of such bidding party), as a condition to the bidding party submitted bids at the foreclosure sale. If any such bidding party (the "Questioned Bidder") declines to comply with the Trustee's requirement in this regard, or if such Questioned Bidder does respond but the Trustee, in Trustee's sole and absolute discretion, deems the information or




Deed of Trust  --  Page 11                                   Newmark Homes, L.P.

              the evidence of the financial ability of the Questioned Bidder (or, if applicable, the principal of such bidding party) to be inadequate, then the Trustee may continue the bidding with reservation; and in such event (1) the Trustee shall be authorized to caution the Questioned Bidder concerning the legal obligations to be incurred in submitting bids, and (2) if the Questioned Bidder is not the highest bidder at the sale, or if having been the highest bidder the Questioned Bidder fails to deliver the cash purchase price payment promptly to the Trustee, all bids by the Questioned Bidder shall be null and void. The Trustee may, in Trustee's sole and absolute discretion, determine that a credit bid may be in the best interest of the Grantor and Beneficiary, and elect to sell the Mortgaged Property for credit or for a combination of cash and credit; provided, however, that the Trustee shall have no obligation to accept any bid except an all cash bid. In the event the Trustee requires a cash bid and cash is not delivered within a reasonable time after conclusion of the bidding process, as specified by the Trustee, but in no event later than 3:45 p.m. local time on the day of sale, then said contingent sale shall be null and void, the bidding process may be recommenced, and any subsequent bids or sale shall be made as if no prior bids were made or accepted.

                     (iii) Sale Subject to Unmatured Indebtedness. In addition to the rights and power of sale granted under the preceding provisions of this subsection, if default is made in the payment of any installment of the Indebtedness, Beneficiary may, at Beneficiary's option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Indebtedness to be due and payable, orally or in writing direct Trustee to enforce this trust and to sell the Mortgaged Property subject to such unmatured Indebtedness and to the rights, powers, liens, security interests, and assignments securing or providing recourse for payment of such unmatured Indebtedness, in the same manner, all as provided in the preceding provisions of this subsection. Sales made without maturing the Indebtedness may be made hereunder whenever there is a default in the payment of any installment of the Indebtedness, without exhausting the power of sale granted hereby, and without affecting in any way the power of sale granted under this subsection, the unmatured balance of the Indebtedness or the rights, power, liens, security interests, and assignments securing or providing recourse for payment of the Indebtedness.

                     (iv) Partial Foreclosure. Sale of a part of the Mortgaged Property shall not exhaust the power of sale, but sales may be made from time to time until the Indebtedness is paid and the obligations are performed and discharged in full. It is intended by each of the foregoing provisions of this subsection that Trustee may, after any request or direction by Beneficiary, sell not only the Land and the Improvements, but also the Fixtures and Personalty and other interests constituting a part of the Mortgaged Property or any part thereof, along with the Land and the Improvements or any part thereof, as a unit and as a part of a single sale, or may sell at any time or from time to time any part or parts of the Mortgaged Property separately from the remainder of the Mortgaged Property. It shall not be necessary to have present or to exhibit at any sale any of the Mortgaged Property.

                     (v) Trustee's Deeds. After any sale under this subsection, Trustee shall make good and sufficient deeds, assignments, and other conveyances to the purchaser or purchasers thereunder in the name of Grantor, conveying the Mortgaged Property or any part thereof so sold to the purchaser or purchasers with general warranty of title by Grantor. It is agreed that in any deeds, assignments or other conveyances given by Trustee, any and all statements of fact or other recitals therein made as to the identity of Beneficiary, the occurrence or existence of any Event of Default, the notice of intention to accelerate, or acceleration of, the maturity of the Indebtedness, the request to sell, notice of sale, time, place, terms and manner of sale, and receipt, distribution, and application of the money realized therefrom, the due and proper appointment of a substitute trustee, and without being limited by the foregoing, any other act or thing having been duly done by or on behalf of Beneficiary or by or on behalf of Trustee, shall be taken by all courts of law and equity as prima facie evidence that such statements or recitals state true, correct, and complete facts and are without further question to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

              (e) Beneficiary's Judicial Remedies. Beneficiary, or Trustee, upon written request of Beneficiary, may proceed by suit or suits, at law or in equity, to enforce the payment of the Indebtedness and the





Deed of Trust  --  Page 12                                   Newmark Homes, L.P.

       performance and discharge of the obligations in accordance with the terms hereof, of the Note, and the other Loan Documents, to foreclose the liens and security interests of this Deed of Trust as against all or any part of the Mortgaged Property, and to have all or any part of the Mortgaged Property sold under the judgment or decree of a court of competent jurisdiction. This remedy shall be cumulative of any other nonjudicial remedies available to the Beneficiary with respect to the Loan Documents. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be on an election of remedies or bar any available nonjudicial remedy of the Beneficiary.

              (f) Beneficiary's Right to Appointment of Receiver. Beneficiary, as a matter of right and without regard to the sufficiency of the security for repayment of the Indebtedness and performance and discharge of the Obligations, without notice to Grantor and without any showing of insolvency, fraud, or mismanagement on the part of Grantor, and without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Mortgaged property or any part thereof, and of the Rents, and Grantor hereby irrevocably consents to the appointment of a receiver or receivers. Any receiver appointed pursuant to the provisions of this subsection shall have the usual powers and duties of receivers in much matters.

              (g) Beneficiary's Uniform Commercial Code Remedies. The Beneficiary may exercise its rights of enforcement with respect to Fixtures and Personalty under the Code, and in conjunction with, in addition to or in substitution for the rights and remedies under the Code, the Beneficiary may:

                     (i) without demand or notice to Grantor, enter upon the
              Mortgaged Property to take possession of, assemble, receive, and collect the Personalty, or any part thereof, or to render it unusable; and

                     (ii) require Grantor to assemble the Personalty and make
              it available at a place the Beneficiary designates which is mutually convenient to allow the Beneficiary to take possession or dispose of the Personalty; and

                     (iii) written notice mailed to Grantor as provided herein
              at least ten (10) days prior to the date of public sale of the Personalty or prior to the date after which private sale of the Personalty will be made shall constitute reasonable notice; and

                     (iv) any sale made pursuant to the provisions of this
              subsection shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the other Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personalty hereunder as is required for such sale of the other Mortgaged Property under power of sale and such sale shall be deemed to be pursuant to a security agreement covering both real and personal property under 9.501(d) of the Code; and

                     (v) in the event of a foreclosure sale, whether made by
              the Trustee under the terms hereof, or under judgment of a court, the Personalty and the other Mortgaged Property may, at the option of the Beneficiary, be sold as a whole; and

                     (vi) it shall not be necessary that the Beneficiary take
              possession of the Personalty, or any part thereof, prior to the time that any sale pursuant to the provisions of this subsection is conducted, and it shall not be necessary that the Personalty or any part thereof be present at the location of such sale; and

                     (vii) prior to application of proceeds of disposition of
              the Personalty to the Indebtedness, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorneys' fees and legal expenses incurred by the Beneficiary; and

                     (viii) after notification, if any, hereafter provided in
              this subsection, Beneficiary may sell, lease, or otherwise dispose of the Personalty, or any part thereof, in one or more parcels at public or private sale or sales, at Beneficiary's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Beneficiary, Grantor shall assemble the Personalty and make it available to Beneficiary at any place designated by Beneficiary that is reasonably convenient to Grantor and Beneficiary. Grantor agrees that Beneficiary shall not be obligated to give more than ten (10) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such





Deed of Trust  --  Page 13                                   Newmark Homes, L.P.

              notice shall constitute reasonable notice of such matters. Grantor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Beneficiary in connection with the collection of the Indebtedness and the enforcement of Beneficiary's rights under the Loan Documents. Beneficiary shall apply the proceeds of the sale of the Personalty against the Indebtedness in accordance with the provisions of Section 7.4 of this Deed of Trust. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Personalty are insufficient to pay the Indebtedness in full. Grantor waives all rights of marshaling in respect of the Personalty; and

                     (ix) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder, the nonpayment of the Indebtedness, the occurrence of any Event of Default, the Beneficiary having declared all or a portion of such Indebtedness to be due and payable, the notice of time, place, and terms of sale and of the properties to be sold having been duly given, or any other act or thing having been duly done by the Beneficiary, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                     (x) the Beneficiary my appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Beneficiary, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Beneficiary.

              (h) Other Rights. Beneficiary (i) may surrender the insurance policies maintained pursuant to Section 4.4 hereof or any part thereof, and upon receipt shall apply the unearned premiums as a credit on the Indebtedness, in accordance with the provisions of Section 7.4 hereof, and, in connection therewith, Grantor hereby appoints Beneficiary as agent and attorney-in-fact (which is coupled with on an interest and is therefore irrevocable) for Grantor to collect such premiums; and (ii) apply the reserve for Impositions and insurance premiums, if any, required by the provisions of this Deed of Trust, toward payment of the Indebtedness; and (iii) shall have and may exercise any and all other rights and remedies which Beneficiary may have at law or in equity, or by virtue of any Loan Document or under the Code, or otherwise.

              (i) Beneficiary as Purchaser. Beneficiary may be the purchaser of the Mortgaged Property or any part thereof, at any sale thereof, whether such sale be under the power of sale herein vested in Trustee or upon any other foreclosure of the liens and security interests hereof, or otherwise, and Beneficiary shall, upon any such purchase, acquire good title to the Mortgaged Property so purchased, free of the liens and security interests hereof, unless the sale was made subject to an unmatured portion of the Indebtedness. The Beneficiary, as purchaser, shall be treated in the same manner as any third party purchaser and the proceeds of the Beneficiary's purchaser shall be applied in accordance with Section 7.4 hereof.

       7.2 Other Rights of Beneficiary. Should any part of the Mortgaged Property come into the possession of Beneficiary, whether before or after default, Beneficiary may (for itself or by or through other persons, firms, or entities) hold, lease, manage, use, or operate the Mortgaged Property for such time and upon such terms as Beneficiary may deem prudent under the circumstances (making such repairs, alterations, additions, and improvements thereto and taking such other action as Beneficiary may from time to time deem necessary or desirable) for the purpose of preserving the Mortgaged Property or its value, pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Beneficiary in respect of the Mortgaged Property. Grantor covenants to promptly reimburse and pay to Beneficiary on demand, at the place where the Note is payable, the amount of all reasonable expenses (including without limitation the cost of any insurance, Impositions, or other charges) incurred by Beneficiary in connection with Beneficiary's custody, preservation, use, or operation of the Mortgaged Property, together with interest thereon from the date incurred by Beneficiary at the Default Rate; and all such expenses, costs, taxes, interest, and other charges shall be and become a part of the Indebtedness. It is agreed, however, that the risk of loss or damage to the Mortgaged Property is on Grantor, and Beneficiary shall have no liability whatsoever for decline in value of the Mortgaged Property, for failure to obtain or maintain insurance, or for failure to determine whether insurance in force is adequate as to amount or as to the risks insured. Possession by the Beneficiary shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Mortgaged Property or collateral not in Beneficiary's possession.

       7.3 Possession After Foreclosure. If the liens or security interests hereof shall be foreclosed by power of sale granted herein, by judicial action or otherwise, the purchaser at any such sale shall receive, as an incident to





Deed of Trust  --  Page 14                                   Newmark Homes, L.P.

purchaser's ownership, immediate possession of the property purchased, and if Grantor or Grantor's successors shall hold possession of said property or any part thereof subsequent to foreclosure, Grantor and Grantor's successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Mortgaged Property so occupied and sold to such purchaser), and anyone occupying such portion of the Mortgaged Property, after demand is made for possession thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

       7.4 Application of Proceeds. The proceeds from any sale, lease, or other disposition made pursuant to this Article VII, or the proceeds from the surrender of any insurance policies pursuant hereto, or any Rents collected by Beneficiary from the Mortgaged Property, or the reserve for Impositions and insurance premiums, if any, required by the provisions of this Deed of Trust or sums received pursuant to Section 8.1 hereof, or proceeds from insurance which Beneficiary elects to apply to the Indebtedness pursuant to Section 8.2 hereof, shall be applied by Trustee, or by Beneficiary, as the case may be, to the Indebtedness in the following order and priority: (1) to the payment of all expenses of advertising, selling, and conveying the Mortgaged property or part thereof, and/or prosecuting or otherwise collecting Rents, proceeds, premiums, or other sums including reasonable attorneys' fees and a reasonable fee or commission to Trustee, not to exceed five percent of the proceeds thereof or sums so received; (2) to the remainder of the Indebtedness as follows: first, to the remaining accrued but unpaid interest, second, to the matured portion of principal of the Indebtedness, and third, to prepayment of the unmatured portion, if any, of principal of the Indebtedness applied to installments of principal in inverse order of maturity; and (3) the balance, if any and to the extent applicable, remaining after the full and final payment of the Indebtedness and full performance and discharge of the Obligations to the holder or beneficiary of any inferior liens covering the Mortgaged Property, if any, in order of the priority of such inferior liens (Trustee and Beneficiary shall hereby be entitled to rely exclusively upon a commitment for title insurance issued to determine such priority) ; and (4) the cash balance, if any, to the Grantor. The application of proceeds of sale or other proceeds as otherwise provided herein shall be deemed to be a payment of the Indebtedness like any other payment. The balance of the Indebtedness remaining unpaid, if any, shall remain fully due and owing in accordance with the terms of the Master Note or the other Loan Documents.

       7.5 Abandonment of Sale. In the event a foreclosure hereunder is commenced by Trustee in accordance with Subsection 7.1(d) hereof, at any time before the sale, Trustee may abandon the sale, and Beneficiary may then institute suit for the collection of the Indebtedness and for the foreclosure of the liens and security interests hereof and of the Loan Documents. If Beneficiary should institute a suit for the collection of the Indebtedness and for a foreclosure of the liens and security interests, Beneficiary may, at any time before the entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Mortgaged property or any part thereof in accordance with the provisions of this Deed of Trust.

       7.6 Payment of Fees. If the Note or any other part of the Indebtedness shall be collected or if any of the Obligations shall be enforced by legal proceedings, whether through a probate or bankruptcy court or otherwise, or shall be placed in the hands of an attorney for collection after maturity, whether matured by the expiration of time or by an option given to the Beneficiary to mature same, or if Beneficiary becomes a party to any suit where this Deed of Trust or the Mortgaged Property or any part thereof is involved, Grantor agrees to pay Beneficiary's reasonable attorneys' fees incurred on an hourly basis, not to exceed ten percent (10%) of the principal and interest outstanding under the Line and expenses incurred, and such fees shall be and become a part of the Indebtedness and shall bear interest from the date such costs are incurred at the Default Rate.

       7.7    Miscellaneous.

              (a) In case Beneficiary shall have proceeded to invoke any right, remedy, or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such event, Grantor and Beneficiary shall be restored to their former positions with respect to the Indebtedness, the Loan Documents, the Mortgaged Property or otherwise, and the rights, remedies, recourses and power of Beneficiary shall continue as if same had never been invoked.

              (b) In addition to the remedies set forth in this Article, upon the occurrence of an Event of Default, the Beneficiary and Trustee shall, in addition, have all other remedies available to them at law or in equity, or under any of the other Loan Documents.





Deed of Trust  --  Page 15                                   Newmark Homes, L.P.

              (c) All rights, remedies, and recourses of Beneficiary granted in the Master Note, this Deed of Trust, the other Loan Documents, any other pledge of collateral, or otherwise available at law or equity: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively, or concurrently against Grantor, the Mortgaged Property, or any one or more of them, at the sole discretion of Beneficiary; (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse; (iv) shall be nonexclusive; (v) shall not be conditioned upon Beneficiary exercising or pursuing any remedy in relation to the Mortgaged Property prior to Beneficiary bringing suit to recover the Indebtedness or suit on the Obligations; and (vi) in the event Beneficiary elects to bring suit on the Indebtedness and/or the Obligations and obtains a judgment against Grantor prior to exercising any remedies in relation to Mortgaged Property, all liens and security interests, including the lien of this Deed of Trust and each Individual Deed of Trust, shall remain in full force and effect and may be exercised at Beneficiary's option.

              (d) Beneficiary may release, regardless of consideration, any part of the Mortgaged Property without, as to the reminder, in any way impairing, affecting, subordinating, or releasing the lien or security interests evidenced by this Deed of Trust or the other Loan Documents or affecting the obligations of Grantor or any other party to pay the Indebtedness or perform and discharge the Obligations. For payment of the Indebtedness, Beneficiary may resort to any of the collateral therefor in such order and manner as Beneficiary may elect. No collateral heretofore, herewith, or hereafter taken by Beneficiary shall in any manner impair or affect the collateral given pursuant to the Loan Documents, and all collateral shall be taken, considered, and held as cumulative.

              (e) Grantor hereby irrevocably and unconditionally waives and releases: (i) all benefits that might accrue to Grantor by virtue of any present or future law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption, or extension of time for payment and (ii) any right to a marshaling of assets or a sale in inverse order of alienation.

              (f) Grantor and Beneficiary mutually agree that there are no, nor shall there be any, implied covenants of good faith and fair dealing or other similar covenants or agreements in this Deed of Trust and the other Loan Documents. All agreed contractual duties are set forth in this Deed of Trust, the Master Note, and the other Loan Documents.

              (g) The remedies in this Article VII are available under and governed by the real property laws of Texas and are not governed by the personal property laws of Texas, including but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section 9.504 of the Code.

              (h) No waiver by Beneficiary of any of its rights or remedies hereunder, in the other Loan Documents, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Beneficiary; no delay or omission in the exercise or enforcement by Beneficiary of any rights or remedies shall ever be construed as a waiver of any right or remedy of Beneficiary; and, no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Beneficiary. Beneficiary may, at its sole discretion, make advances prior to the time all conditions precedent to such advances have been satisfied without waiving or releasing any of the requirements or conditions of this Deed of Trust, and, notwithstanding the making of any such advances, Beneficiary may, at its discretion, discontinue any further disbursements at any time until all of the conditions, prior performances and other requirements of this Deed of Trust have been strictly fulfilled, performed and complied with.





Deed of Trust  --  Page 16                                   Newmark Homes, L.P.

                                  ARTICLE VIII

                               SPECIAL PROVISIONS

       8.1 Condemnation Proceeds. Beneficiary shall be entitled to receive any and all sums which may be awarded and become payable to Grantor for condemnation of the Mortgaged Property or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Grantor for damages caused by public works or construction on or near the Mortgaged Property. All such sums are hereby assigned to Beneficiary, and Grantor shall, upon request of Beneficiary, make, execute, acknowledge, and deliver any and all additional assignments and documents as may be necessary from time to time to enable Beneficiary to collect and receipt for any such sums. Beneficiary shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any of such sums. Any sum received by Beneficiary as a result of condemnation shall be applied to the Indebtedness in accordance with the provisions of Section 7.4 hereof.

       8.2 Insurance Proceeds. The proceeds of any and all insurance upon the Mortgaged Property (other than proceeds of general public liability insurance) shall be collected by Beneficiary, and Beneficiary shall have the option, in Beneficiary's sole discretion, to apply any proceeds so collected either to the restoration of the Mortgaged Property, in the amounts, manner, method and pursuant to such requirements and documents as Beneficiary may require, or to the liquidation of the Indebtedness in accordance with the provisions of Section 7.4 hereof.

       8.3 Indemnity. If Beneficiary is made a party defendant to any litigation concerning this Deed of Trust, any Individual Deed of Trust, or the Mortgaged property or any interest therein, or the occupancy thereof by Grantor, then Grantor shall indemnify, defend, and hold harmless Beneficiary from all liability, claim, loss, cost, or expense by reason of such litigation, including without limitation reasonable attorneys' fees incurred on an hourly basis, not to exceed ten percent (10%) of the principal and interest outstanding under the Line and expenses incurred by Beneficiary in any such litigation, whether or not any such litigation is prosecuted to judgment. If Beneficiary brings an action against Grantor hereunder, Grantor shall pay to Beneficiary, Beneficiary's reasonable attorneys' fees incurred on an hourly basis, not to exceed ten percent (10%) of the principal and interest outstanding under the Line and expenses, and the right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action, and shall be enforceable whether or not such action is prosecuted to judgment. If Grantor breaches any term of this Deed of Trust or if Beneficiary believes it is necessary or desirable to take any action to protect or enforce the lien or security interest hereby created in the Mortgaged Property or the covenants herein or in the other Loan Documents, Beneficiary may employ an attorney or attorneys to protect its rights hereunder and thereunder, and in the event of such employment, Grantor shall pay Beneficiary the reasonable attorneys' fees incurred on an hourly basis, not to exceed ten percent (10%) of the principal and interest outstanding under the Line and expenses incurred by Beneficiary, whether or not an action in actually commenced against Grantor by reason of such breach and including, without limitation, a judicial foreclosure action or a foreclosure proceeding pursuant to the power of sale provided herein.

       8.4 Subrogation. Grantor waives any and all right to claim, recover, or subrogation against Beneficiary or its officers, directors, employees, agents, attorneys, or representatives for loss or damage to Grantor, the Mortgaged Property, Grantor's property or the property of others under Grantor's control from any cause insured against or required to be insured against by the provisions of the Loan Documents.

       8.5 Waiver of Setoff. The Indebtedness, or any part thereof, shall be paid by Grantor without notice, demand counterclaim, set off, deduction, or defense and without abatement, suspension, deferment, diminution, or reduction by reason of: (i) any damage to, destruction of, or any condemnation or similar taking of the Mortgaged Property; (ii) any restriction or prevention of or interference with any use of the Mortgaged Property; (iii) any title defect or encumbrance or any eviction from the Mortgaged Property by superior title or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation, or other like proceeding relating to Trustee, Beneficiary, or Grantor, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary or Grantor, or by any court, in any such proceeding; or (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Grantor. Except as expressly provided herein, Grantor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution, or reduction of the Indebtedness.

       8.6 Setoff. Beneficiary shall be entitled to exercise both the rights of setoff and banker's lien, if applicable, against the interest of Grantor in and to each and every account and other property of Grantor which are in the possession of Beneficiary to the full extent that Grantor is liable for the





Deed of Trust  --  Page 17                                   Newmark Homes, L.P.

outstanding balance of the Indebtedness, as provided in all of the Loan
Documents.

       8.7 Consent to Disposition. It is expressly agreed that Beneficiary may predicate Beneficiary's decision to grant or withhold consent to a Disposition on such terms and conditions as Beneficiary may require, in Beneficiary's sole discretion, including without limitation (i) consideration of whether the security for repayment of the Indebtedness and the performance and discharge of the obligations, or Beneficiary's ability to enforce its rights, remedies, and recourses with respect to such security, will be impaired in any way by the proposed Disposition, (ii) payment to Beneficiary of a transfer fee to cover the cost of documenting the Disposition in its records, and (iii) payment of Beneficiary's reasonable attorneys' fees in connection with such Disposition.

       8.8 Consent to Subordinate Mortgage. In the event of consent by Beneficiary to the granting of a Subordinate Mortgage, or in the event the above-described right of Beneficiary to declare the Indebtedness to be immediately due and payable upon the granting of a Subordinate Mortgage without the prior written consent of Beneficiary is determined by a court of competent jurisdiction to be unenforceable under the provisions of any applicable law, Grantor will not execute or deliver any Subordinate Mortgage unless (i) it shall contain express covenants to the effect: (a) that the Subordinate Mortgage is in all respects unconditionally subject and subordinate to the lien and security interest evidenced by this Deed of Trust and each term and provision hereof; (b) that if any action or proceeding shall be instituted to foreclose the Subordinate Mortgage (regardless of whether the same is judicial proceeding or pursuant to a power of sale contained therein), no action be taken with respect to the Mortgaged Property which would terminate any occupancy or tenancy of the Mortgaged Property without the prior written consent of Beneficiary; and (c) that if any action or proceeding shall be brought to foreclose the Subordinate Mortgage (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), written notice of the commencement thereof will be given to Beneficiary contemporaneously with the commencement of such action or proceeding; and (ii) a copy thereof shall have been delivered to Beneficiary not less than ten (10) days prior to the date of the execution of such Subordinate Mortgage.

       8.9 Contest of Certain Claims. Notwithstanding the provisions of Sections 4.1 and 4.2 hereof and 6.7 of the Loan Agreement, Grantor shall not be in default for failure to satisfy any Legal Requirement or to pay or discharge any Imposition or mechanic's or materialman's lien asserted against the Mortgaged Property if, and so long as, (a) Grantor shall have notified Beneficiary of same within five (5) days of obtaining knowledge thereof; (b) Grantor shall diligently and in good faith contest the same by appropriate legal proceedings which shall operate to prevent the enforcement or collection of the same and the sale of the Mortgaged Property or any part thereof, to satisfy the same; (c) Grantor shall have furnished to Beneficiary a cash deposit, or on an indemnity bond satisfactory to Beneficiary with a surety satisfactory to Beneficiary, in the amount of the Imposition or mechanic's or materialman's lien claim, or with respect to a Legal Requirement, an amount determined by Beneficiary in its sole and absolute discretion, plus a reasonable additional sum to pay all costs, interest and penalties that may be imposed or incurred in connection therewith, to assure payment or performance of the matters under contest and to prevent any sale or forfeiture of the Mortgaged property or any part thereof; (d) Grantor shall promptly upon final determination thereof satisfy any such Legal Requirement or pay the amount of any such Imposition or claim so determined, together with all costs, interest and penalties which may be payable in connection therewith; (e) the failure to satisfy any such Legal Requirement or pay the Imposition or mechanic's or materialman's lien claim does not constitute a default under any other deed of trust, mortgage or security interest covering or affecting any part of the Mortgaged Property; and (f) notwithstanding the foregoing, Grantor shall immediately upon request of Beneficiary satisfy such Legal Requirement (and if Grantor shall fail so to do, Beneficiary may, but shall not be required to, satisfy or cause to be satisfied, any such Legal Requirement) or pay (and if Grantor shall fail so to do, Beneficiary may, but shall not be required to, pay or cause to be discharged or bonded against) any such Imposition or claim, notwithstanding such contest, if in the reasonable opinion of Beneficiary the Mortgaged Property shall be in jeopardy or in danger of being forfeited or foreclosed. Beneficiary may pay over any such cash deposit or part thereof to the claimant entitled thereto at any time when, in the judgment of Beneficiary, the entitlement of such claimant is established.

                                   ARTICLE IX

                               SECURITY AGREEMENT

       9.1 Security Interest. This Master Deed of Trust (a) shall be construed as a deed of trust on real property, and (b) shall also constitute and serve as a "Financing Statement" on personal property within the meaning of, and shall constitute until the grant of this Deed of Trust shall terminate as provided in Article II hereof, a first and prior security interest under, the Code as to property within the scope thereof and in the state where the Mortgaged Property is located with respect to the Personalty and Fixtures. Further, and





Deed of Trust  --  Page 18                                   Newmark Homes, L.P.

specifically, this Master Deed of Trust shall constitute and serve as a financing statement on fixtures, and its filing in the real property records is intended to be a "Fixture Filing" under the Code. To this end, Grantor has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED, and SET OVER, and by these presents does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Trustee and Beneficiary, a first and prior security interest and all of Grantor's right, title and interest in, to, under and with respect to the Personalty and Fixtures to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations. The Grantor (Debtor) and Beneficiary (Secured Party) hereby agree that filing a carbon, photographic or other reproduction of this Master Deed of Trust in the appropriate records for making fixture filings and financing statement filings shall be permissible in lieu of the original hereof.

       9.2 Financing Statements. Grantor hereby agrees with Beneficiary to execute and deliver to Beneficiary, in form and substance satisfactory to Beneficiary, such Financing Statements and such further assurances as Beneficiary may, from time to time, reasonably consider necessary to create, perfect, and preserve Beneficiary's security interest herein granted, and Beneficiary may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect, and preserve such security interest.

       9.3 Fixture Filing. As discussed above, this Master Deed of Trust is also intended and shall constitute a "fixture filing" for the purposes of the Code. All or part of the Mortgaged Property is or is to become fixtures; information concerning the security interest herein granted may be obtained from the parties at the address of the parties set forth herein. For purposes of the security interest herein granted, the address of Debtor (Grantor) is set forth in the first paragraph of this Deed of Trust and the address of the Secured Party (Beneficiary) is set forth in Article I hereof.

                                   ARTICLE X

                             CONCERNING THE TRUSTEE

       10.1 No Required Action. Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Beneficiary.

       10.2 Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and power hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default. negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Mortgaged Property for debts contracted for or liability or damages incurred in the management or operation of the Mortgaged Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties.

       10.3 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they





Deed of Trust  --  Page 19                                   Newmark Homes, L.P.

were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

       10.4 Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing or verbally to Beneficiary. If Trustee shall die, resign, or become disqualified from acting in the execution of this trust, or if, for any reason, Beneficiary shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the forenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers, and duties of the forenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the forenamed Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute Trustees are appointed, each of such multiple substitute Trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law.

       10.5 Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

       10.6 Succession Instruments. Any substitute Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute Trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute Trustee so appointed in the Trustee's place.

       10.7 No Representation by Trustee or Beneficiary. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.

                                   ARTICLE XI

                                 MISCELLANEOUS

       11.1 Release. If the Indebtedness is paid in full in accordance with the terms of this Deed of Trust, the Master Note, and the other Loan Documents, and if Grantor shall well and truly perform each and every of the Obligations to be performed and discharged in accordance with the terms of this Deed of Trust, the Master Note and the other Loan Documents, then this conveyance shall become null and void and be released at Grantor's request and expense, and Beneficiary shall have no further obligation to make advances under and pursuant to the provisions hereof or in the other Loan Documents.

       11.2 Performance at Grantor's Expense. Grantor shall (i) pay all legal fees incurred by Beneficiary in connection with the preparation of the Loan Documents (including any amendments thereto or consents, releases, or waivers granted thereunder); (ii) reimburse Beneficiary, promptly upon demand, for all amounts expended, advanced, or incurred by Beneficiary to satisfy any obligation of Grantor under the Loan Documents, which amounts shall include all court costs, attorneys' fees (including, without limitation, for trial, appeal, or other proceedings), fees of auditors and accountants and other investigation expenses reasonably incurred by Beneficiary in connection with any such matters; and (iii) pay any and all other costs and expenses of performing or complying with any and all of the obligations. Except to the extent that costs and expenses are





Deed of Trust  --  Page 20                                   Newmark Homes, L.P.

included within the definition of "Indebtedness", the payment of such costs and expenses shall not be credited, in any way and to any extent, against any installment on or portion of the Indebtedness.

       11.3 Survival of Obligations. Each and all of the Obligations shall survive the execution and delivery of the Loan Documents and the consummation of the loan called for therein and shall continue in full force and effect until the Indebtedness shall have been paid in full; provided, however, that nothing contained in this Section 11.3 shall limit the obligations of Grantor as otherwise set forth herein.

       11.4 Recording and Filing. Grantor will cause the Loan Documents (requested by the Beneficiary) and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded, and refiled in such manner and in such places as Trustee or Beneficiary shall reasonably request, and will pay all such recording, filing, re-recording and refiling, taxes, documentary stamp taxes, fees, and other charges.

       11.5 Notices. All notices or other communications required or permitted to be given pursuant to this Deed of Trust shall be in writing and shall be considered as properly given if (i) mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, (ii) by delivering same in person to the intended addressee, (iii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee, or (iv) by prepaid telegram, telex, or telefacsimile to the addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice sent by such a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the office or designated place or machine of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth on page 1 of this Deed of Trust; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth herein.

       11.6 Covenants Running with the Land. All Obligations contained in this Deed of Trust and the other Loan Documents are intended by Grantor, Beneficiary, and Trustee to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Deed of Trust has been fully released by Beneficiary.

       11.7 Successors and Assigns. Subject to the provisions of Article VI hereof, all of the terms of the Loan Documents shall apply to, be binding upon, and inure to the benefit of the parties thereto, their successors, assigns, heirs, and legal representatives, and all other persons claiming by, through, or under them.

       11.8 No Waiver; Severability. Any failure by Trustee or Beneficiary to insist, or any election by Trustee or Beneficiary not to insist, upon strict performance by Grantor or others of any of the terms, provisions, or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other terms, provisions, or conditions thereof, and Trustee or Beneficiary shall have the right at any time or times thereafter to insist upon strict performance by Grantor or others of any and all of such terms, provisions, and conditions. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision is contained nor the application of such provision to other persons or circumstances nor the other instruments referred to herein shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

       11.9 Counterparts. To facilitate execution, this Deed of Trust may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Deed of Trust to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto. Any signature and acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures and acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature and acknowledgment pages.

       11.10 Applicable Law. The Loan Documents shall be governed by and construed according to the laws of the State of Texas from time to time in effect except to the extent preempted by United States federal law.





Deed of Trust  --  Page 21                                   Newmark Homes, L.P.

       11.11 Controlling Agreement. It is expressly stipulated and agreed to be the intent of Grantor, Trustee and Beneficiary at all times to comply with applicable Texas law or applicable United States federal law (to the extent that it permits Beneficiary to contract for, charge, take, reserve, or receive a greater amount of interest than under Texas law) and that this section shall control every other covenant and agreement in this Deed of Trust and the other Loan Documents. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Master Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Indebtedness, or if Beneficiary's exercise of the option to accelerate the maturity of the Master Note, or if any prepayment by Grantor results in Grantor having paid any interest in excess of that permitted by applicable law, then it is Grantor's, Trustee's and Beneficiary's express intent that all excess amounts theretofore collected by Beneficiary shall be credited on the principal balance of the Master Note and all other
Indebtedness (or, if the Note and all other Indebtedness have been or would thereby be paid in full, refunded to Grantor), and the provisions of the Master Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Beneficiary for the use, forbearance, or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Indebtedness until payment in full so that the rate or amount of interest on account of the Indebtedness does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Indebtedness for so long as the Indebtedness is outstanding. In no event shall the provisions of Article 5069, Ch. 15 of the Revised Civil Statutes of Texas (which regulates certain revolving credit loan accounts and revolving tri-party accounts) apply to the loan evidenced by the Loan Documents and/or secured hereby. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Trustee and/or Beneficiary to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

       11.12 Subrogation. If any or all of the proceeds of the Master Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, Beneficiary shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Mortgaged Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Beneficiary and are merged with the lien and security interest created herein as cumulative security for the repayment of the Indebtedness and the performance and discharge of the Obligations.

       11.13 Rights Cumulative. Beneficiary shall have all rights, remedies, and recourses granted in the Loan Documents and available at law or in equity (including, without limitation, those granted by the Code and applicable to the Mortgaged Property or any portion thereof), and the same (i) shall be cumulative and concurrent, (ii) may be pursued separately, successively, or concurrently against Grantor or others obligated for the Indebtedness or any part thereof, or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Beneficiary, (iii) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise, discontinuance of the exercise of or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (iv) are intended to be, and shall be, nonexclusive. All rights and remedies of Beneficiary hereunder and under the other Loan Documents shall extend to any period after the initiation of foreclosure proceedings, judicial or otherwise, with respect to the Mortgaged Property.

       11.14 Payments. Remittances in payment of any part of the Indebtedness other than in the required amount in funds immediately available at the place where the Master Note is payable shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Beneficiary in funds immediately available at the place where the Master Note is payable (or such other place as Beneficiary, in Beneficiary's sole discretion, may have established by delivery of written notice thereof to Grantor) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Beneficiary of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default.

       11.15 Exceptions to Covenants. Grantor shall not be deemed to be permitted to take any action or to fail to take any action with respect to any particular covenant or condition contained herein or in any of the Loan Documents if the action or omission would result in the breach of any other covenant or condition contained herein or in any of the Loan Documents which has not been specifically waived or consented to by Beneficiary, nor shall Beneficiary be deemed to have





Deed of Trust  --  Page 22                                   Newmark Homes, L.P.

consented to any such act or omission if the same would provide cause for acceleration of the Indebtedness as a result of the breach of any other covenant or condition contained herein or in any of the Loan Documents which has not been specifically waived or consented to by Beneficiary.

       11.16 Reliance. Grantor recognizes and acknowledges that in entering into the loan transaction evidenced by the Loan Documents and accepting this Deed of Trust and each Individual Deed of Trust, Beneficiary is expressly and primarily relying on the truth and accuracy of the foregoing warranties and representations set forth in Article III hereof without any obligation to investigate the Mortgaged Property and notwithstanding any investigation of the Mortgaged Property by Beneficiary; that such reliance exists on the part of Beneficiary prior hereto; that such warranties and representations are a material inducement to Beneficiary in making the loan evidenced by the Loan Documents and accepting of this Deed of Trust; and that Beneficiary would not be willing to make the loan evidenced by the Loan Documents and accept this Deed of Trust in the absence of any of such warranties and representations.

       11.17 Change of Security. Any part of the Mortgaged Property may be released, regardless of consideration, by Beneficiary from time to time without impairing, subordinating, or affecting in any way the lien, security interest, and other rights hereof against the remainder. The lien, security interest, and other rights granted hereby shall not be affected by any other security taken for the Indebtedness or obligations, or any part thereof. The taking of additional collateral, or the amendment, extension, renewal, or rearrangement of the Indebtedness or Obligations, or any part thereof, shall not release or impair the lien, security interest, and other rights granted hereby, or affect the liability of any endorser or guarantor or improve the right of any junior lienholder; and this Deed of Trust, as well as any instrument given to secure any amendment, extension, renewal, or rearrangement of the Indebtedness or obligations, or any part thereof, shall be and remain a first and prior lien, except as otherwise provided herein, on all of the Mortgaged Property not expressly released until the Indebtedness is fully paid and the obligations are fully performed and discharged.

       11.18 Headings. The Article, Section, and Subsection entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify, or define, or be used in construing the text of such Articles, Sections, or Subsections.

       11.19 ENTIRE AGREEMENT; AMENDMENT. THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NOT ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement and the Loan Documents may be amended or waived only by an instrument in writing signed by the Grantor and Beneficiary.


       EXECUTED as of the date first above written.


                                   NEWMARK HOMES, L.P.,
                                   a Texas limited partnership
                                           BY:    Newmark Home Corporation
                                                  its General Partner



                                   By:     /s/ TERRY WHITE
                                           ----------------------------
                                           Name:  Terry White
                                           Title: Chief Financial Officer


STATE OF TEXAS              )
                            )
COUNTY OF FT. BEND          )

       THIS INSTRUMENT was ACKNOWLEDGED before me this 17th day of December, 1997, by Terry White, Chief Financial Officer of Newmark Home Corporation, as the general partner of Newmark Homes, L.P., a Texas limited partnership, on behalf of said entity.



                                           /s/ LINDA SOTIER
                                           ----------------------------
                                           Linda Sotier
                                           Notary Public, State of Texas





Deed of Trust  --  Page 23                                   Newmark Homes, L.P.

PREPARED IN THE LAW OFFICE OF:
WEST, WEBB, ALLBRITTON & GENTRY, P.C.
3000 Briarcrest Drive, Fifth Floor
Bryan, Texas 778O2
Michael H. Gentry
299-3567


AFTER RECORDING RETURN TO:
First American Bank Texas, SSB
14651 Dallas Parkway, Suite 400
Dallas, Texas 75240
Attention: Judy Gibson





Deed of Trust  --  Page 24                                   Newmark Homes, L.P.